COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
NOTE 16:-	COMMITMENTS AND CONTINGENCIES

a.	Lease commitments:

Certain of the motor vehicles, facilities and equipment of the Company and its subsidiaries are rented under long-term operating lease agreements. Future minimum lease commitments under non-cancelable operating leases as of December 31, 2011, are as follows:

2012	$1,312
2013	756
2014	345
2015 and thereafter	275

$2,688

Rent expenses for the years ended December 31, 2009, 2010 and 2011 were approximately $ 1,231, $ 1,487 and $ 1,733, respectively.

The Company leases motor vehicles under a cancelable lease agreement. The Company has an option to be released from this lease agreement, which may result in penalties in a maximum amount of $ 54.

The Company currently occupies approximately 39,321 square feet of space based on a lease agreement expiring in December, 2014. The Company has an option to terminate the lease agreement in Israel upon six months prior written notice.

b.	Guarantees:

The Company has provided three of its clients with bank guarantees totaling $ 14, which are linked to the New Israeli Shekel, of which $ 11 is valid through December 2012.

c.	From time to time, the Company and/or its subsidiaries are subject to legal, administrative and regulatory proceedings, claims, demands and investigations in the ordinary course of business, including claims with respect to intellectual property, contracts, employment and other matters. The Company accrues a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. Significant judgment is required in both the determination of probability and the determination as to whether a loss is reasonably estimable. These accruals are reviewed and adjusted to reflect the impact of negotiations, settlements, rulings, advice of legal counsel and other information and events pertaining to a particular matter.

Lawsuits have been brought against the Company in the ordinary course of business. The Company intends to defend itself vigorously against those lawsuits.

1.	In June 2004, an Israeli company filed a lawsuit against the Company in the District Court of Tel Aviv - Jaffa seeking damages of NIS 8.0 million (approximately $2,200), with an option to increase the amount sought to approximately NIS 17.0 million (approximately $4,800), for recovery of alleged damages caused by the Company's alleged failure to integrate a software system. In March 2011, the Company entered into a settlement agreement with the plaintiff pursuant to which the Company did not incur any additional loss exceeding amounts already recognized.

2.	In March 2006, a client of one of the Company's subsidiaries filed a lawsuit against the subsidiary claiming an alleged breach of the agreement between the parties. The plaintiff is seeking damages in the amount of 488,000 Euro (approximately $650). In June 2009, the court rejected the plaintiff’s claims. In July 2009, the plaintiff filed an appeal. The appeal was dismissed in February 2012.

3.	In August 2009, a software company and one of its owners filed an arbitration proceeding against the Company and one of its subsidiaries, claiming an alleged breach of a non-disclosure agreement between the parties. The plaintiffs are seeking damages in the amount of approximately $13,600. The arbitrator determined that both the Company and the subsidiary breached the non-disclosure agreement, but closing summaries regarding damages have not yet been submitted. At this time, given the multiple uncertainties involved and in large part to the highly speculative nature of the damages sought by the plaintiff, which leaves a wide discretion to the arbitrator in quantifying and awarding the damages, the Company is unable to estimate the amount of the probable loss, if any, to be recognized.

4.	In February 2010, a U.S. based company filed a lawsuit against the Company and one of its subsidiaries, claiming an alleged breach by the Company and the subsidiary of its intellectual property rights in connection with one of the Company’s products. In July 2011, the Company entered into a settlement agreement with the plaintiff according to which it paid a lump sum to the plaintiff for future maintenance and support until 2018, subject to a complete release of all claims.

5.	In addition to the above mentioned legal proceedings, the Company is also involved in various legal proceedings arising in the normal course of its business. Based upon the advice of counsel, the Company does not believe that the ultimate resolution of these matters will have a material adverse effect on the Company's consolidated financial position, results of operations or cash flows.

d.	Royalty commitments:

The Government of Israel, through the Fund for the Encouragement of Marketing Activities ("the Fund"), awarded the Company grants for participation in its foreign marketing expenses. The Company received an aggregate amount of grants of $ 1,526 for the years up to and including 2005. The Company is committed to pay royalties at the rate of 3% of the increase in exports, up to the amount of the grants. As of December 31, 2011, the remaining contingent obligation of the Company amounted to $ 150.